Exhibit 3.305

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Legal Name Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 07/22/1998.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

# 110-097

STATE OF ALABAMA

I, Jim Bennett, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 10-2B-4.02, Code of Alabama 1975, and upon an examination of the corporation records on file in this office, the following corporate name is reserved as available:

Tallassee Properties, Inc.

This domestic corporation name is proposed to be incorporated in Montgomery County and is for the exclusive use of Debra Johnson, P O Drawer 4540, Montgomery, AL 36103-4540 for a period of one hundred twenty days beginning July 7, 1998 and expiring November 5, 1998.

In Testimony Whereof, I have hereunto set my hand and

affixed the Great Seal of the State, at the Capitol, in the

City of Montgomery, on this day.

July 7, 1998

Date

Jim Bennett

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

ARTICLES OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

TALLASSEE WASTE DISPOSAL CENTER, INC.

Pursuant to the provisions of Section 10-2A-113 of the Code of Alabama, the undersigned Corporation adopts the following Articles of Amendment to its Certificate of Incorporation:

FIRST

The name of the Corporation shall be changed from “Tallassee Waste Disposal Center, Inc.” to “Tallassee Properties, Inc.” as of the date of this filing.

SECOND

The attached amendment marked Exhibit “A” of the Certificate of Incorporation was adopted by the shareholders of the Corporation on July 9, 1998, in the manner prescribed by the Alabama Business Corporation Act.

THIRD

The number of shares of the Corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

FOURTH

The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0-.

DATED: July 9, 1998

SEAL

By:
Durward W. Jackson
Its President

ATTEST:

Durward W. Jackson
Its Secretary

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

I, the undersigned authority, a Notary Public, do hereby certify that on this 9th day of July, 1998, personally appeared before me Durward W. Jackson, who, being by me first duly sworn, declared that he is the President and Secretary of Tallassee Waste Disposal Center, Inc., that he signed the foregoing document as President and Secretary of the Corporation and that the statements therein contained are true.

Karen Keene

Notary Public

My Commission Expires: 6/17/2000

SEAL

EXHIBIT “A”

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

TALLASSEE WASTE DISPOSAL CENTER, INC.

THIS AMENDMENT to the Certificate of Incorporation of Tallassee Waste Disposal Center, Inc., is adopted by the Shareholders of Tallassee Waste Disposal Center, Inc., on this 9th day of July, 1998.

WITNESSETH:

WHEREAS, the sole Shareholder of TALLASSEE WASTE DISPOSAL CENTER, INC., desires to change the name of the Corporation to TALLASSEE PROPERTIES, INC.;

NOW, THEREFORE, for and in consideration of these premises and covenants herein contained, Tallassee Waste Disposal Center, Inc., does hereby adopt the following amendment:

l. Article I, NAME, of the Certificate of Incorporation of Tallassee Waste Disposal Center, Inc., is hereby amended by deleting said Article I and substituting in its place and stead the following:

ARTICLE I

NAME

“The name of the Corporation shall be Tallassee Properties, Inc.”

2. This Amendment shall be effective July 9, 1998.

3. All other provisions of the Certificate of Incorporation of shall remain in full force and effect.

Durward W. Jackson
Its Secretary

Durward W. Jackson
Its President

I, Durward W. Jackson, Secretary of Tallassee Waste Disposal Center, Inc., do hereby certify that the foregoing is a true and complete copy of the Amendment to the Certificate of Incorporation as adopted by the Unanimous Written Consent of the Shareholders on July 9, 1998.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 9th day of July, 1998.

Durward W. Jackson
Its Secretary

SEAL

index 5.00

fee 10.00

07-22-98-6900-15.00

STATE OF ALABAMA	}
MONTGOMERY COUNTY	}	Probate Court

I, Reese McKinney, Jr., Judge of Probate in and for said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of AMENDMENT OF INCORPORATION OF TALLASSEE WASTE DISPOSAL CENTER, INC as fully and completely as the same appears of record in this office in Book No. 210 of Corp at page 739.

Given under my hand and official seal this

6th day of August, A.D. 1998.

Reese McKinney, Jr.

Judge Probate Court, Montgomery County, Alabama

122-021

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Legal Name Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 09/13/1999.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

#110-097

STATE OF ALABAMA

I, Jim Bennett, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 10-2B-4.02, Code of Alabama 1975, and upon an examination of the corporation records on file in this office, the following corporate name is reserved as available:

Tallassee Waste Disposal Center, Inc.

This domestic corporation name is proposed to be incorporated in Montgomery County and is for the exclusive use of Lura Ward, PO Box 78, Montgomery, AL 36101 for a period of one hundred twenty days beginning August 30, 1999 and expiring December 29, 1999.

In Testimony Whereof, I have hereunto set my hand and

affixed the Great Seal of the State, at the Capitol, in the

City of Montgomery, on this day.

August 30, 1999

Date

Jim Bennett	Secretary of State

STATE OF ALABAMA	)
MONTGOMERY COUNTY	)

ARTICLES OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

TALLASSEE PROPERTIES, INC.

Pursuant to the provisions of Section 10-2B-10.06 of the Code of Alabama, 1975, as amended, the undersigned Corporation adopts the following Articles of Amendment to its Certificate of Incorporation:

FIRST

The name of the Corporation shall be changed from “Tallassee Properties, Inc.” to “Tallassee Waste Disposal Center, Inc.”, as of the date of this filing.

SECOND

The Amendment to the Certificate of Incorporation of Tallassee Properties, Inc., attached hereto as Exhibit “A”, was adopted by the sole shareholder of the Corporation on August 31, 1999, in the manner prescribed by the Alabama Business Corporation Act.

THIRD

The number of shares of the Corporation outstanding at the time of such adoption was Five Hundred (500); and the number of shares entitled to vote thereon was Five Hundred (500).

FOURTH

The number of shares voted for such Amendment was Five Hundred (500); and the number of shares voted against such Amendment was None (-0-).

DATED: August 31, 1999.

By:
Durward W. Jackson
Its President, Secretary-Treasurer,
Sole Director and Sole Shareholder

SEAL

STATE OF ALABAMA

MONTGOMERY COUNTY

I, the undersigned authority, a Notary Public, do hereby certify that on this 31st day of August, 1999, personally appeared before me Durward W. Jackson, who, being by me first duly sworn, declared that he is the President, Secretary-Treasurer, Sole Director and Sole Shareholder of Tallassee Properties, Inc., that he signed the foregoing Articles, and that the statements therein contained are true and correct.

Lura Ward

Notary Public

SEAL

My Commission Expires: 2-24-2003

EXHIBIT “A”

STATE OF ALABAMA	)
MONTGOMERY COUNTY	)

AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

TALLASSEE PROPERTIES, INC.

THIS AMENDMENT to the Certificate of Incorporation of Tallassee Properties, Inc., is hereby adopted by the Sole Shareholder of Tallassee Properties, Inc., on this 31st day of August, 1999.

WITNESSETH:

WHEREAS, the sole Shareholder of TALLASSEE PROPERTIES, INC., desires to change the name of the Corporation to TALLASSEE WASTE DISPOSAL CENTER, INC.;

NOW, THEREFORE, for and in consideration of these premises and covenants herein contained, Tallassee Properties, Inc., does hereby adopt the following Amendment:

1. Article I, NAME, of the Certificate of Incorporation of Tallassee Properties, Inc., is hereby amended by deleting said Article I and substituting in its place and stead the following:

“ARTICLE I

NAME

“The name of the Corporation shall be Tallassee Waste Disposal Center, Inc.”

2. This Amendment shall be effective August 31, 1999.

3. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

Durward W. Jackson

Its Sole Shareholder

I, Durward W. Jackson, the Secretary-Treasurer of Tallassee Properties, Inc., do hereby certify that the foregoing is a true and complete copy of the Amendment to the Certificate of Incorporation as adopted by the Unanimous Written Consent of the Sole Shareholder on August 31, 1999.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 31st day of August, 1999.

Durward W. Jackson
Its Secretary-Treasurer

SEAL

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Articles of Formation filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 04/18/1986.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

110097

CERTIFICATION OF INCORPORATION

OF

WIREGRASS WASTE DISPOSAL CENTER, INC.

STATE OF ALABAMA	X
MONTGOMERY COUNTY	X

I, the undersigned Walker Hobbie, Jr., Judge of Probate of Montgomery County, Alabama, hereby certify that the Certificate of Incorporation of Wiregrass Waste Disposal Center, Inc. has this day been filed for record in the Probate Court of Montgomery County, Alabama; and that the Certificate of Incorporation has been recorded in compliance of Title 10-2A-92 of the Code of Alabama, and that the incorporators of said corporation, their successors and assigns, constitute a body corporate under the name set forth in said Certificate, namely:

Wiregrass Waste Disposal Center, Inc.

IN WITNESS WHEREOF, I, the said Walker Hobbie, Jr., as Judge of Probate of Montgomery County, Alabama, hereunto set my name and affix my seal of said Probate on this the 18th day of April, 1986.

WALKER HOBBIE, JR.

JUDGE OF PROBATE

MONTGOMERY COUNTY, ALABAMA

ARTICLES OF INCORPORATION

OF

WIREGRASS WASTE DISPOSAL CENTER, INC.

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

TO THE HONORABLE JUDGE OF PROBATE OF MONTGOMERY COUNTY, ALABAMA:

I, the undersigned, desiring to form a corporation under the laws of the State of Alabama, do hereby adopt the following Articles of Incorporation.

ARTICLE I

NAME

The name of the Corporation shall be WIREGRASS WASTE DISPOSAL CENTER, INC.

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to do any and all of the things hereafter set forth, to the same extent as natural persons might or could do as partner, principal or agent, namely:

To engage in the business of solid waste collection, hauling and disposal or any and all lawful business for which corporations may be incorporated under the Alabama Business Corporation Act.

To acquire the goodwill, franchises, rights, property, stock and assets of any and all kinds and to assume or undertake the whole or any part of the liabilities of any person, firm, association or corporation, on such terms and conditions as may be agreed upon and to pay for same in any manner authorized by the Board of Directors of the Corporation;

To make, accept, endorse, guarantee, execute and issue promissory notes, bills of exchange, bonds, debentures, or other obligations from time to time, with or without security, on real or personal property;

To borrow and raise money for the business of the Corporation in any manner as the Board of Directors may determine necessary;

To engage in any transaction involving real or personal properties;

To carry out the purposes hereinabove set forth, the Corporation shall have and exercise all the powers conferred on it by the laws of the State of Alabama, including, but not limited to the following:

To enter into, make, perform and carry out, or cancel and rescind contracts for any lawful purposes pertaining to its business;

To enter into any lawful arrangements for sharing profits or providing pensions for its employees;

To enter into any general or limited partnership as a general or limited partner; joint venture, syndicate, pool or other association of any kind for the purpose of any undertaking which the Corporation would have power to conduct by itself.

To issue, purchase, take, receive, or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, with the right to purchase its own shares, whether direct or indirect, to the extent of its capital surplus available therefor;

To make any guaranty respecting stocks, dividends, securities, indebtedness, interest, contracts or other obligations created by any individual, partnership, association, corporation, or other entity, to the extent that such guaranties are made in pursuance of the purposes set forth in this Article;

To do all and everything necessary, suitable or proper for the accomplishment of any of the enumerated purposes or any other purpose which the Directors may deem advantageous for the Corporation, the attainment of any of the objects or the furtherance of any of the powers hereinabove set forth, either alone or in conjunction with other corporations, firms or individuals, and either as principals or as agents and do every act or acts, thing or things, incidental or pertinent to or growing out of or connected with the aforesaid objects, purposes or powers or any of them;

To negotiate all contracts in the regular course of business, including the purchase, sale and exchange of real and personal property for the Corporation for such considerations and upon such terms as the President or Vice-President deems for the best interests of the Corporation and to borrow money for and in behalf of the Corporation. The President or the Vice-President shall execute and deliver all deeds, mortgages, leases, contracts, releases and other instruments to which this Corporation is authorized to become a party. In the exercise of this authority no action shall be required by the Board of Directors. All deeds, mortgages and other instruments which by general practice are attested, shall be attested by the Secretary or any Assistant Secretary. The absence of the corporate seal from any document shall not affect its validity even though its affixing may be recited. The Board of Directors is empowered to authorize and cause to be executed deeds, mortgages, liens and other conveyances by other officers of the Corporation for all or any part of the real and personal property of the Corporation.

The foregoing enumeration of specific powers shall not be deemed to limit or restrict in any manner the general powers of the Corporation, and the enjoyment and exercise thereof, conferred by the laws of the State of Alabama.

ARTICLE III

LOCATION OF REGISTERED OFFICE

AND NAME OF REGISTERED AGENT

The initial registered office of the Corporation shall be at 648 South Perry Street, Montgomery, Alabama 36101, and the name of the initial registered agent at such address shall be Durward W. Jackson.

ARTICLE IV

CAPITAL STOCK

The total amount of the authorized capital stock of the Corporation shall be 1,000 shares of common stock of the par value of $1.00 each, being $1,000.00 authorized capital stock.

ARTICLE V

INCORPORATOR AND DIRECTOR

The name and post office address of the sole Incorporator is:

Name

Durward W. Jackson

Address

648 South Perry Street

Montgomery, Alabama 36101

The initial Board of Directors shall consist of one member whose name and address is:

Name

Durward W. Jackson

Address

648 South Perry Street

Montgomery, Alabama 36101

ARTICLE VI

DURATION

The duration of the Corporation shall be perpetual.

ARTICLE VII

BYLAWS

The dates on which the Stockholders’ annual meetings shall be held, the number of Directors and their terms of office, and the terms of office of the officers, and the powers and duties of the officers shall be fixed by the Bylaws of the Corporation. The Stockholders shall have the power to make bylaws for the regulation and government of the Corporation, its agent, servants, officers, and for all other purposes not in conflict with the laws of the State of Alabama.

ARTICLE VIII

INDEMNIFICATION

The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed claim, action, suit or proceedings, whether civil, criminal, administrative or investigative, including appeals (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fee), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed claim, action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, notwithstanding that he has not been successful on any other claim, issue or matter in any such action, suit or proceeding.

Any indemnification under this Article shall (unless ordered by a court) be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been wholly successful on the merits or otherwise with respect to, such claim, action, suit or proceeding or (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders of the Corporation.

Expenses (including attorneys’ fees) incurred in defending a civil or criminal claim, action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such claim, action, suit or proceeding as authorized in the manner provided above upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if and to the extent it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

The indemnification provided by this Article shall not be deemed exclusive of, and shall be in addition to, any other rights to which those indemnified may be entitled under any statute, rule of law, provision in the Corporation’s articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

IN WITNESS WHEREOF, the undersigned, being the sole Incorporator of this Corporation, does hereby subscribe this name this 18th day of April, 1986.

Durward W. Jackson

01 - Index 1.00

02 Fee 35.00

04-18-86 231039 - 36.00

THE STATE OF ALABAMA	}
MONTGOMERY COUNTY	}	Probate Court

I, Walker Hobbie, Jr., Judge of Probate in and for the said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of Articles of Incorporation of Wiregrass Waste Disposal Center, Inc. as fully and completely as the same appears of record in this office in Book No. 0144 of Corporation at page 0200.

Given under my hand and official seal this

24th day of April, A.D. 1986

Walker Hobbie Jr.

Judge of Probate Court, Montgomery County, Alabama

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Legal Name Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 04/14/1988.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

CERTIFICATION OF AMENDMENT

OF

WIREGRASS WASTE DISPOSAL CENTER, INC.

STATE OF ALABAMA

MONTGOMERY COUNTY

I, the undersigned Walker Hobbie, Jr., Judge of Probate of Montgomery County, Alabama, hereby certify that the Amendment of WIREGRASS WASTE DISPOSAL CENTER, INC. has been this day filed for record in the Probate Court of Montgomery County, Alabama; and that the Certificate of Amendment is in compliance with the provisions of Title 10-2A-114 of the Code of Alabama.

IN WITNESS WHEREOF, I, the said Walker Hobbie, Jr., as Judge of Probate of Montgomery County, Alabama, hereunto set my name and affix my seal of said probate on this the 14th day of April, 1988.

JUDGE OF PROBATE

MONTGOMERY COUNTY, ALABAMA

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

WIREGRASS WASTE DISPOSAL CENTER, INC.

Pursuant to the provisions of Section 10-2A-113 of the Code of Alabama, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST

The name of the Corporation is Wiregrass Waste Disposal Center, Inc.

SECOND

The attached amendment marked Exhibit “A” of the Articles of Incorporation was adopted by the shareholders of the Corporation on April 18, 1986, in the manner prescribed by the Alabama Business Corporation Act.

THIRD

The number of shares of the Corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

FOURTH

The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0-.

DATED: April 14, 1988.

WIREGRASS WASTE DISPOSAL CENTER, INC.

By:
Durward W. Jackson - President

SEAL

ATTEST:

By:
Durward W. Jackson - Secretary

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

I, Linda McCormick, a Notary Public, do hereby certify that on this 14th day of April, 1988, personally appeared before me DURWARD W. JACKSON who, being by me first duly sworn, declared that he is the President and Secretary of WIREGRASS WASTE DISPOSAL CENTER, INC., that he signed the foregoing document as President and Secretary of the Corporation and that the statements therein contained are true.

Notary Public

My Commission Expires: 3/11/91

SEAL

STATE OF ALABAMA	)
:
MONTGOMERY COUNTY	)

FIRST AMENDMENT TO

ARTICLES OF INCORPORATION OF

WIREGRASS WASTE DISPOSAL CENTER, INC.

THIS FIRST AMENDMENT to the Articles of Incorporation of Wiregrass Waste Disposal Center, Inc. is adopted by the sole Shareholder of Wiregrass Waste Disposal Center, Inc. on this 1 th day of April, 1988.

W I T N E S S E T H:

WHEREAS, the sole Shareholder of Wiregrass Waste Disposal Center, Inc. desires to change the name of the Corporation to Tallassee Waste Disposal Center, Inc.;

NOW, THEREFORE, for and in consideration of these premises and covenants herein contained, Wiregrass Waste Disposal Center, Inc. does hereby adopt the following amendment:

1. Article I, NAME, of the Articles of Incorporation of Wiregrass Waste Disposal Center, Inc. is hereby amended by deleting said Article I and substituting in its place and stead the following:

“ARTICLE I

NAME

“The name of the Corporation shall be Tallassee Waste Disposal Center, Inc.”

2. This Amendment shall be effective April 14, 1988.

3. All other provisions of the Articles of Incorporation of Wiregrass Waste Disposal Center, Inc. shall remain in full force and effect.

Durward W. Jackson - Secretary

Durward W. Jackson - President

I, DURWARD W. JACKSON, Secretary of Wiregrass Waste Disposal Center, Inc., do hereby certify that the foregoing is a true and complete copy of First Amendment to the Articles of Incorporation as adopted by the Unanimous Written Consent of the sole Shareholder on April 14, 1988.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 14th of April, 1988.

Durward W. Jackson - Secretary

SEAL

THE STATE OF ALABAMA	}
MONTGOMERY COUNTY	}	Probate Court

I, Walker Hobbie, Jr., Judge of Probate in and for the said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of AMENDMENT OF CORPORATION OF WIREGRASS WASTE DISPOSAL CENTER, INC. as fully and completely as the same appears of record in this office in Book No. 0154 of Corporation at page 0317.

Given under my hand and official seal this

18th day of April, A.D. 1988

Judge of Probate Court, Montgomery County, Alabama

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Registered Agent Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 02/13/2006.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman Secretary of State

20121102000007334

STATE OF ALABAMA

STATEMENT OF CHANGE OF REGISTERED AGENT OR

REGISTERED OFFICE OR BOTH

CHECK ONE:	☐	FOREIGN CORPORATION
	☒	DOMESTIC PROFIT CORPORATION

PURSUANT TO THE PROVISIONS OF THE ALABAMA BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION SUBMITS THE FOLLOWING STATEMENT FOR THE PURPOSE OF CHANGING ITS REGISTERED AGENT, ITS REGISTERED OFFICE, OR BOTH IN THE STATE OF ALABAMA.

State of Incorporation: Alabama

1. The name of the corporation:

Tallassee Waste Disposal Center, Inc.

2. The name of the present registered agent:

Durward W. Jackson

3. The street address of the present registered office:

648 S. Perry Street, Montgomery, AL 36101

4. The name of its successor registered agent:

The Corporation Company

5. The street address (NO PO BOX) to which the registered office is to be changed (street address of registered agent and registered office must be identical):

2000 Interstate Park Drive, Suite 204, Montgomery, AL 36109

Street Number, Street Name	City, State and Zip Code

6. If you are changing the street address of the registered agent, you are required to notify the corporation in writing of the change in the registered agent’s address.

7. Date: February 9, 2006

Tallassee Waste Disposal Center, Inc.

Name of Corporation

Charles C. Appleby, President

Type or Print Corporate Officer’s Name and Title

Signature of Officer

I, The Corporation Company, consent to serve as registered agent to the above named corporation on this the 10 day of February, 2006.

Peter F. Souza

Assistant Secretary

Signature of Registered Agent

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Legal Name Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 03/07/2007.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

STATE OF ALABAMA

DOMESTIC FOR-PROFIT CORPORATION

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION GUIDELINES

INSTRUCTIONS

STEP 1:	IF CHANGING THE CORPORATION’S NAME, CONTACT THE OFFICE OF THE SECRETARY OF STATE AT (334) 242-5324 TO RESERVE A CORPORATE NAME.

STEP 2:	FILE THE ORIGINAL AND TWO COPIES IN THE JUDGE OF PROBATE’S OFFICE WHERE THE ORIGINAL ARTICLES OF INCORPORATION ARE FILED. (IF THE AMENDMENT CHANGES THE NAME, THE CERTIFICATE OF NAME RESERVATION MUST BE ATTACHED.) IF CHANGING THE NAME, THE SECRETARY OF STATE’S FILING FEE IS $10. TO VERIFY JUDGE OF PROBATE FILING, PLEASE CONTACT THE JUDGE OF PROBATE’S OFFICE.

PURSUANT TO THE PROVISIONS OF THE ALABAMA BUSINESS CORPORATION ACT, THE UNDERSIGNED HEREBY ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT.

Article I	The name of the corporation:
Tallassee Waste Disposal Center, Inc.

Article II The following amendment was adopted in the manner provided for by the Alabama Business Corporation Act:

The name of the Corporation shall be changed from “Tallassee Waste Disposal Center, Inc.” to “Stone’s Throw Landfill, Inc.”, as of the date of this filing.

Article III The amendment was adopted by the shareholders or directors in the manner prescribed by law on February 28, 2007.

Article IV The number of shares outstanding at the time of the adoption was 1,000; the number of shares entitled to vote thereon was 100. If the shares of any class are entitled to vote thereon as a class, list the designation and number of outstanding shares entitled to vote thereon of each such class:

The number of shares voted for the amendment was 100 and the number of shares voted against such amendment was 0. (If no shares have been issued attach a written statement to that effect.)

Date: February 28, 2007

Printed Name and Business Address of Person Preparing this Document:

Charles C. Appleby - President

Type or Print Corporate Officer’s Name and Title

Signature of Officer

Beth Chapman

Secretary of State

P.O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 10-2B-4.02, Code of Alabama 1975, and upon an examination of the corporation records on file in this office, the following corporate name is reserved as available:

Stone’s Throw Landfill, Inc.

This domestic corporation name is proposed to be incorporated in Montgomery County and is for the exclusive use of Shannon Robertson, 2000 Interstate Park Dr Ste 204, Montgomery, AL 36109 for a period of one hundred twenty days beginning February 9, 2007 and expiring June 10, 2007.

In Testimony Whereof, I have hereunto set my hand

and affixed the Great Seal of the State, at the Capitol,

in the City of Montgomery, on this day.

February 9, 2007

Date

Beth Chapman Secretary of State

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Legal Name Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 04/27/2007.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman Secretary of State

20121102000007334

STATE OF ALABAMA

DOMESTIC FOR-PROFIT CORPORATION

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION GUIDELINES

INSTRUCTIONS

STEP 1:	IF CHANGING THE CORPORATION’S NAME, CONTACT THE OFFICE OF THE SECRETARY OF STATE AT (334) 242-5324 TO RESERVE A CORPORATE NAME.

STEP 2:	FILE THE ORIGINAL AND TWO COPIES IN THE JUDGE OF PROBATE’S OFFICE WHERE THE ORIGINAL ARTICLES OF INCORPORATION ARE FILED. (IF THE AMENDMENT CHANGES THE NAME, THE CERTIFICATE OF NAME RESERVATION MUST BE ATTACHED.) IF CHANGING THE NAME, THE SECRETARY OF STATE’S FILING FEE IS $10. TO VERIFY JUDGE OF PROBATE FILING, PLEASE CONTACT THE JUDGE OF PROBATE’S OFFICE.

PURSUANT TO THE PROVISIONS OF THE ALABAMA BUSINESS CORPORATION ACT, THE UNDERSIGNED HEREBY ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT.

Article I	The name of the corporation:
Stone’s Throw Landfill, Inc.

Article II The following amendment was adopted in the manner provided for by the Alabama Business Corporation Act:

The name of the Corporation shall be changed from “Stone’s Throw Landfill, Inc.” to “Tallassee Waste Disposal Center, Inc.”, as of the date of filing.

Article III The amendment was adopted by the shareholders or directors in the manner prescribed by law on April 20, 2007.

Article IV The number of shares outstanding at the time of the adoption was 100; the number of shares entitled to vote thereon was 100. If the shares of any class are entitled to vote thereon as a class, list the designation and number of outstanding shares entitled to vote thereon of each such class:

Article V The number of shares voted for the amendment was 100 and the number of shares voted against such amendment was 0. (If no shares have been issued attach a written statement to that effect.)

Date: April 20, 2007

Printed Name and Business Address of Person Preparing this Document:

Charles C. Appleby - President

Type or Print Corporate Officer’s Name and Title

Signature of Officer

Beth Chapman

Secretary of State

P.O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 10-2B-4.02, Code of Alabama 1975, and upon an examination of the corporation records on file in this office, the following corporate name is reserved as available:

Tallassee Waste Disposal Center, Inc.

This domestic corporation name is proposed to be incorporated in Montgomery County and is for the exclusive use of Laura Payne, 2000 Interstate Park Dr Ste 204, Montgomery, AL 36109 for a period of one hundred twenty days beginning April 26, 2007 and expiring August 25, 2007.

In Testimony Whereof, I have hereunto set my hand

and affixed the Great Seal of the State, at the Capitol,

in the City of Montgomery, on this day.

April 26, 2007

Date

Beth Chapman Secretary of State

Beth Chapman

Secretary of State

P. O. Box 5616

Montgomery, AL 36103-5616

STATE OF ALABAMA

I, Beth Chapman, Secretary of State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate, and literal copy of the Registered Agent Change filed on behalf of Tallassee Waste Disposal Center, Inc., as received and filed in the Office of the Secretary of State on 03/08/2010.

In Testimony Whereof, I have hereunto set my

hand and affixed the Great Seal of the State, at the

Capitol, in the city of Montgomery, on this day.

11/02/2012

Date

Beth Chapman	Secretary of State

20121102000007334

STATE OF ALABAMA

STATEMENT OF CHANGE OF REGISTERED AGENT OR

REGISTERED OFFICE OR BOTH

CHECK ONE:	☐	FOREIGN CORPORATION
	☒	DOMESTIC PROFIT CORPORATION

PURSUANT TO THE PROVISIONS OF THE ALABAMA BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION SUBMITS THE FOLLOWING STATEMENT FOR THE PURPOSE OF CHANGING ITS REGISTERED AGENT, ITS REGISTERED OFFICE, OR BOTH IN THE STATE OF ALABAMA.

State of Incorporation: Montgomery County

1. The name of the corporation:

TALLASSEE WASTE DISPOSAL CENTER, INC.

2. The name of the present registered agent:

The Corporation Company

3. The street address of the present registered office:

2000 INTERSTATE PARK DR. STE 204 MONTGOMERY, AL 36109

4. The name of its successor registered agent:

C T CORPORATION SYSTEM

5. The street address (NO PO BOX) to which the registered office is to be changed (street address of registered agent and registered office must be identical):

2 NORTH JACKSON ST., SUITE 605 MONTGOMERY, AL 36104

6. If you are changing the street address of the registered agent, you are required to notify the corporation in writing of the change in the registered agent’s address.

7. Date: March 8, 2010

I, as authorized by C T Corporation System, certify that the above named entity was notified of this change of address in writing.

Kenneth Uva

Signature of Registered Agent